UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 29, 2008
MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

Florida	0-08106	65-0829355

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address of Principal Executive Offices) (Zip Code)
(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 29, 2008, the Board of Directors of MasTec Inc. (the “Company” or “MasTec”) approved Amended and Restated Bylaws that amended Article 1, Section 6 of the Company’s then existing Bylaws to clarify that telephonic voting by the Company’s shareholders is permitted.
     The above summary is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure.
     On June 3, 2008, MasTec issued a press release announcing that it has acquired Pumpco, Inc., a private company specializing in midstream oil and gas pipeline construction. A copy of that press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
             3.1   Fourth Amended and Restated Bylaws of MasTec, Inc, amended and restated as of May 29, 2008.
             99.1   Press Release dated June 3, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.
Date: June 3, 2008	By:	/s/ C. Robert Campbell
		Name:	C. Robert Campbell
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of MasTec, Inc, amended and restated as of May 29, 2008.

99.1	Press Release dated June 3, 2008.